UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

ROCKET LAB USA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39560	98-1550340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3881 McGowen Street
Long Beach, California		90808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 714 465-5737

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RKLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)-(b) On June 14, 2023, Rocket Lab USA, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Meeting”). As of the record date of April 19, 2023 (the “record date”), there were 478,552,426 shares of the Company’s common stock, $0.0001 par value (“Common Stock”), outstanding (each entitled to one vote per share). Of the total 478,552,426 shares of the Company’s Common Stock outstanding as of the record date, 337,278,416 shares were represented at the Meeting. The Company’s stockholders considered four proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2023. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each proposal voted upon are set forth below.

Proposal 1.

The stockholders elected three Class II directors to hold office for a three-year term expiring at the 2026 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the following vote:

Name of Directors Elected	For	Withhold	Broker Non-Votes
Edward Frank	259,973,082	1,327,254	75,978,080
Michael Griffin	229,856,589	31,443,747	75,978,080
Matt Ocko	258,623,435	2,676,901	75,978,080

Proposal 2.

The stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, by the following vote:

For	Against	Abstain
335,641,411	715,832	921,173

Proposal 3.

The stockholders approved, on a non-binding advisory basis, that they were in favor of one year as the frequency of future stockholder advisory votes on the compensation of our named executive officers, based upon the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
260,108,225	389,168	496,062	306,881	75,978,080

The next required advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers will take place no later than at the Company’s 2029 annual meeting of stockholders.

Proposal 4.

The stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers disclosed in the Company’s definitive proxy statement, based upon the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
231,348,872	29,184,869	766,595	75,978,080

There were no broker non-votes with respect to Proposal 2.

No other items were presented for stockholder approval at the Meeting.

(d) In light of the results of the advisory vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers, the Board of Directors determined that an advisory vote on our executive compensation will be held annually until the next vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET LAB USA, INC.

Date:	June 16, 2023	By:	/s/ Adam Spice
Adam Spice Chief Financial Officer